Filed pursuant to Rule 497(a)

Registration No. 333-261732

Rule 482ad

Hercules Capital Prices Upsized Public Offering of $350.0 Million 3.375% Notes due 2027

PALO ALTO, Calif., January 14, 2022 – – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), today announced that it has priced an underwritten public offering of $350.0 million in aggregate principal amount of 3.375% notes due January 2027 (the “Notes”). The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered and paid for on January 20, 2022.

The Notes are unsecured and bear interest at a rate of 3.375% per year, payable semiannually and will mature on January 20, 2027 and may be redeemed in whole or in part at any time or from time to time at the Company’s option at par, plus a “make whole” premium, if applicable.

The Company expects to use the net proceeds from this offering (i) to repay the Company’s 4.375% convertible notes due 2022 (the “2022 Convertible Notes”), (ii) to fund investments in debt and equity securities in accordance with the Company’s investment objective, and (iii) for other general corporate purposes.

Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, and SMBC Nikko Securities America, Inc. are acting as joint book-running managers of this offering. HSBC Securities (USA) Inc. and Zions Direct, Inc. are acting as co-managers.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com; (2) RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281, Attn: Prospectus Department, by calling 1-866-375-6829, or email RBCNYFixedIncomeProspectus@rbcm.com; and (3) SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, NY 10177, Attention: Debt Capital Markets – Transaction Management, Toll Free: 1-888-868-6856: Facsimile: N/A: E-mail: prospectus@smbcnikko-si.com.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The pricing term sheet dated January 14, 2022, the preliminary prospectus dated January 14, 2022, and the accompanying prospectus dated December 17, 2021, each of which has been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $13.0 billion to over 540 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.” In addition, Hercules has one retail bond issuance of 6.25% Notes due 2033 (NYSE: HCXY).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules’ most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578

mhara@htgc.com